                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

                        Date of Report: November 3, 1995



                                 PRO-DEX, INC.
                                 -------------
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-14942



           Colorado                                           84-1261240
------------------------------                          -----------------------
State or Other Jurisdiction of                          I.R.S. Employer Identi-
Incorporation or Organization)                          fication Number)



               1401 Walnut Street, Suite 500, Boulder, CO 80302
         ------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


      Registrant's Telephone Number, Including Area Code:  (303) 443-8165
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ITEM 4.  Change of Accountants.  Effective November 3, 1995, Henry Vanderzee
ceased to serve as the independent accountant to audit the registrant's financial statements. Mr. Vanderzee served as the Company's independent certifying accountant for the fiscal years ended June 30, 1995 and June 30, 1994, as well as prior years.

     (i) The former accountant was removed by action of the Board of Directors of Registrant, effective November 3, 1995. On such date, the Board of Directors of Registrant appointed McGladrey & Pullen, L.L.P. as Registrant's independent certifying accountant for Registrant's financial statements for the year ending June 30, 1996. McGladrey & Pullen had audited the financial statements of Oregon Micro Systems, Inc. and Micro Motors, Inc., two subsidiaries acquired by the Registrant on July 26, 1995, for the fiscal years of such companies ending March 31, 1995.

     (ii) The former accountant's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principals.

     (iii) The decision to change accountants was approved by the Board of Directors.

     (iv) During the Registrant's two most recent years and the subsequent interim period preceding resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure.

     (v) No reportable event specified in paragraphs (a)(2)(v)(A) through (D) of
Item 304 of Regulation S-K occured with respect to Registrant.

                                  SIGNATURE(S)

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       PRO-DEX, INC.


                                       By:    /s/
                                          -------------------------------------
                                          George J. Isaac, Vice President and
                                          Chief Financial Officer

November 30, 1995
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HENRY VANDERZEE
CERTIFIED PUBLIC ACCOUNTANT
1460 Maria Lane, Suite 270
Walnut Creek, California 94596
(510) 932-6930
(510) 932-6637

November 3, 1995

Securities and Exchange Commission
Washington, DC 20549

I was previously the independent accountant for Pro-Dex, Inc., and on September 22, 1995, I reported on the consolidated financial statements of Pro-Dex, Inc. and Subsidiaries as of and for the two years ended June 30, 1995. On November 3, 1995, I was dismissed as independent accountant of Pro-Dex, Inc. I have read Pro-Dex, Inc.'s statements included under Item 4 of its Form 8-K dated November 3, 1995 and I agree with such statement.

Yours truly,
/S/
Henry Vanderzee, CPA